Exhibit 10.5
                          EXECUTIVE SEVERANCE AGREEMENT


     THIS EXECUTIVE SEVERANCE AGREEMENT is between AMERICAN NATIONAL BANKSHARES INC., a Virginia corporation (the "Parent"), AMERICAN NATIONAL BANK AND TRUST COMPANY (the "Company"), a national banking association, and CHARLES
H. MAJORS ("Executive").

     WHEREAS, the Company recognizes that there is a possibility of a Change in Control of the Parent, the Company or both; and

     WHEREAS, the Parent and the Company recognize that the mere possibility of a Change in Control of the Parent or the Company may create uncertainty on the part of senior management or a distraction of senior management from its day-to-day operating responsibilities; and

     WHEREAS, the Parent and the Company recognize that outstanding management is essential to advancing the interests of the Parent and the Company and their shareholders and that the Parent and the Company can better recruit and retain outstanding management by providing certain assurances in the event of a Change in Control; and

     WHEREAS, in the event of a Change in Control of the Parent, the Company or both, the best interests of the Parent and the Company and their shareholders require a continuity of the Parent's and the Company's business with a minimum of disruption;

     NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Parent, the Company and the Executive agree as follows:

1.  Effective Date.  The Effective Date of this Agreement is December 18, 2001.
    ---------------

2.  Term of Agreement.  The Term of this Agreement shall begin on a Control
    ------------------
Change Date and end on the earlier of (i) the day before the third anniversary of the Control Change Date and (ii) the date that the Executive attains age sixty-five (65).

3.  Minimum Cash Compensation.  During the Term of this Agreement, the total
    --------------------------
amount payable to the Executive by the Parent and the Company as base salary, "profit sharing" bonus and "incentive compensation" bonus, on an annualized basis, shall not be less than the amounts prescribed below:

(a) The Executive's total annual base salary from the Parent and the Company shall not be less than the annualized rate of total base salary payable to the Executive immediately before the Control Change Date.

(b) The total annualized "profit sharing" bonus from the Parent and the Company, expressed as a percentage of the Executive's then total base salary, shall not be less than the "profit sharing" bonus, expressed as a percentage of the Executive's then total base salary, payable to the Executive for the four quarters immediately preceding the Control Change Date.

(c) The total annualized "incentive compensation" bonus from the Parent and the Company, expressed as a percentage of the Executive's then total base salary, shall not be less than the "incentive compensation" bonus, expressed as a percentage of the Executive's then total base salary, payable to the Executive for the calendar year ending immediately preceding the Control Change Date.

4.  Termination Without Cause.  This paragraph 4 describes the amounts payable
    --------------------------
to the Executive if the Parent and the Company terminate the Executive's employment without Cause during the Term of this Agreement.

(a) If such termination is effective before the first anniversary of the Control Change Date, the Executive shall be entitled to receive the Termination Benefits during the period beginning with the Executive's termination of employment and ending on the last day of the twenty-fourth (24th) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

(b) If such termination is effective on or after the first anniversary of the Control Change Date, the Executive shall be entitled to receive the Termination Benefits during the period beginning with the Executive's termination of employment and ending on the last day of the Term of this Agreement.

5.  Executive's Resignation.  This paragraph 5 describes the amounts payable to
    ------------------------
the Executive upon his resignation from the employ of the Parent and the Company during the Term of this Agreement.

(a) During the period beginning on the Control Change Date and ending on the last day of the third month ending after the Control Change Date, the Executive may resign from the employ of both the Parent and the Company if (i) the Parent or the Company breaches the obligation set forth in paragraph 3 or (ii) the Parent or the Company notifies the Executive that he will be required to relocate his office more than thirty (30) miles from Danville, Virginia. If the Executive resigns in accordance with the preceding sentence, he shall be entitled to receive the Termination Benefits for the period beginning on the date of the Executive's termination of employment and ending on the last day of the twenty-fourth (24th) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

(b) During the period beginning on the first day of the fourth month beginning after the Control Change Date and ending on the first anniversary of the Control Change Date, the Executive may resign from the employ of both the Parent and the Company, for any reason or no reason. If the Executive resigns in accordance with the preceding sentence, he shall be entitled to receive the Termination Benefits for the period beginning on the date of the Executive's termination of employment and ending on the last day of the twenty-fourth (24th) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

(c) During the period beginning on the first anniversary of the Control Change Date and ending on the last day of the Term of this Agreement, the Executive may resign from the employ of both the Parent and the Company if (i) the Parent or the Company breaches the obligation set forth in paragraph 3, (ii) the Parent or the Company notifies the Executive that he will be required to relocate his office more than thirty (30) miles from Danville, Virginia or (iii) the Executive's duties, title or responsibilities with respect to the Parent or the Company are reduced from the duties, title or responsibilities assigned to the Executive as of the first anniversary of the Control Change Date. If the Executive resigns in accordance with the preceding sentence, he shall be entitled to receive the Termination Benefits for the period beginning on the date of the Executive's termination of employment and ending on the last day of the Term of this Agreement.

6.   Maximum Benefit. No amounts will be payable and no benefits will be
     ----------------
provided under this Agreement to the extent that such payments or benefits, together with other payments or benefits under other plans, agreements or arrangements, would make the Executive liable for the payment of an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, or any successor provision. The amounts otherwise payable and the benefits otherwise to be provided under this Agreement shall be reduced to the extent necessary to avoid the imposition of such excise tax liability; provided, however, that the Executive shall have the right to direct which payments or benefits under this Agreement shall be reduced in order to avoid any such excise tax liability.

7.   Cause. The Parent and the Company shall be deemed to have "Cause" to
     ------
terminate the Executive's employment under this Agreement if the Parent or the Company determines that the Executive (i) has failed or refused to perform a material duty of his position, (ii) is guilty of personal dishonesty, gross incompetence, willful misconduct, a breach of fiduciary duty involving personal profit, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), unethical business practices in connection with the Parent's or the Company's business, misappropriation of the Parent's or the Company's assets (determined on a reasonable basis), or is subject to a final cease-and-desist order, or has been convicted of a felony or a misdemeanor involving moral turpitude or (iii) is guilty of a material breach of any employment agreement between the Parent and the Executive or the Company and the Executive.

8.   Change in Control.  A "Change in Control" of the Parent or the Company
     ------------------
occurs if:

(a) Any person, including a "group" (as defined in section 13(d)(3) of the Securities Exchange Act of 1934, as amended, as in effect on the Effective Date (the "Exchange Act")) is or becomes, directly or indirectly, the owner or beneficial owner of Parent or Company securities (other than as a result of an issuance of securities initiated by the Parent or the Company, or a tender offer initiated by the Parent or the Company or open market purchases approved by the Parent's or the Company's Board of Director's (the "Board"), as long as the majority of the Parent's or the Company's Board approving the purchases are directors at the time the purchases are made), having more than fifty percent (50%) of the combined voting power of the then outstanding Parent or Company securities that may be cast for the election of the Parent's or the Company's directors; or

(b) During any period of twenty-four (24) consecutive months (not including any period prior to December 18, 2001), individuals who at the beginning of such period constitute the Parent's or the Company's Board and any new director (other than a director designated by a person who has entered into an agreement with the Parent or the Company to effect a transaction described in subparagraphs 8(a), 8(c) or 8(d) or any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents) whose election by the Parent's or the Company's Board or nomination for election by the Parent's or the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Parent's or the Company's Board; or

(c) There is consummated a reorganization, merger, or consolidation involving the Parent or the Company that requires the approval of the Parent's or the Company's shareholders, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were beneficial owners, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Parent's or the Company's then outstanding securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation, more than fifty percent (50%) of the combined voting power of the securities of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Parent's or the Company's securities; or

(d) The Parent's or the Company's shareholders approve (i) the sale or disposition by the Parent or the Company (other than to a subsidiary of the Parent or the Company) of more than fifty percent (50%) more of the assets of the Parent or the Company (including a sale or disposition that is effected through condemnation proceedings) or (ii) a complete liquidation or dissolution of the Parent or the Company.

9.   Control Change Date.  A "Control Change Date" is the date on which a Change
     --------------------
in Control of the Parent or the Company occurs.

If a Change in Control of the Parent or the Company occurs as the result of a series of transactions or events, the Control Change Date is the date of the last of the transactions or events in the series.

10.  Termination Benefits.  The "Termination Benefits" payable in accordance
     ---------------------
with paragraphs 4 and 5 are the following payments and benefits:

(a) Continued payment of the Executive's base salary for the applicable period specified in paragraph 4 or 5 at the rate in effect on the date of the Executive's termination of employment (but not less than the rate of base salary required under paragraph 3).

(b) Payment each month during the applicable period specified in paragraph 4 or 5 of a pro rata amount of the annualized "profit sharing" bonus in the amount required under paragraph 3.

(c) Payment each month during the applicable period specified in paragraph 4 or 5 of a pro rata amount of the annualized "incentive compensation" bonus in the amount required under paragraph 3.

(d) Continued participation in the Parent's or the Company's health, dental, vision, long-term disability and life insurance programs or plans for the applicable period specified in paragraph 4 or 5 on the same terms and conditions as applied to the Executive immediately before his termination of employment; provided, however, that if such coverage cannot be provided under the terms of a Parent or Company program or plan, the Parent or the Company shall obtain separate insurance coverage that provides the Executive the same or comparable benefits and the portion of the insurance premium charged to the Executive for such separate insurance coverage shall not exceed the Executive's cost for such coverage under the Parent's or the Company's program or plan immediately before his termination of employment.

(e) A single sum payment equal to the difference between (i) the present value of the benefits that the Executive would have accrued under the Parent's or the Company's defined benefit pension plan based on his actual service and assuming continued service during the applicable period specified in paragraph 4 or 5 and
(ii) the present value of the benefit payable to the Executive under the Parent's or the Company's defined benefit pension plan. The amount of the payment required under the preceding sentence shall be calculated by the actuary of the Parent's or the Company's defined benefit pension plan using the actuarial assumptions and methods in effect for purposes of determining the funded status of such plan and shall assume that amounts payable under this Agreement are recognized as compensation for purposes of such plan.

10.  Successors. This Agreement shall inure to the benefit of, and be
     -----------
enforceable by, the Executive's legal representatives and heirs. This Agreement shall inure to the benefit of, and be binding upon, the Parent and the Company and their successors and assigns. The Parent and the Company shall require any successor to the Parent or the Company (whether direct or indirect, by merger, purchase, consolidation or otherwise) to all or substantially all of the business or assets of the Parent or the Company to assume expressly and agree to perform the Parent's and the Company's obligations under this Agreement. References in this Agreement to the "Parent" and to the "Company" include the Parent and the Company as defined above and any successor to their business or assets that is obligated to perform this Agreement by operation or law or otherwise.

11.  Entire Agreement. This Agreement sets forth the entire agreement of the
     -----------------
parties with respect to the termination of the Executive's employment on or after a Control Change Date and supersedes all prior agreements, arrangements and understandings with respect thereto between the Parent, the Company and the Executive. No modification, amendment or termination of this Agreement, nor any waiver of its provisions, shall be valid or enforceable unless in writing and signed by both parties.

12.  Counterparts.  This Agreement may be executed in any number of
     -------------
counterparts, each of which will be deemed an original and all of which constitute on instrument.

13.  Headings.  The headings herein are for convenience only and will not affect
     ---------
the interpretation of this Agreement.

14.  Governing Law.  This Agreement will be governed by, and construed in
     --------------
accordance with, the laws of the Commonwealth of Virginia (other than its choice of law provisions to the extent that they would require the application of the laws of another State).

     WITNESS, the following signatures as of the indicated dates.


                                     AMERICAN NATIONAL BANKSHARES INC.


     Dated:  March 21, 2002          By:  /s/ Dabney T. P. Gilliam, Jr.
             --------------               --------------------------------------

                                     Title:  Senior Vice President
                                             -----------------------------------


                                     AMERICAN NATIONAL BANK AND TRUST
                                     COMPANY


     Dated:  March 21, 2002          By:  /s/ Dabney T. P. Gilliam, Jr.
             --------------               --------------------------------------

                                     Title:  Senior Vice President
                                             -----------------------------------


                                     CHARLES H. MAJORS


     Dated:  March 21, 2002          /s/ Charles H. Majors
                                     -------------------------------------------

Exhibit 10.6
                          EXECUTIVE SEVERANCE AGREEMENT


     THIS EXECUTIVE SEVERANCE AGREEMENT is between AMERICAN NATIONAL BANKSHARES INC., a Virginia corporation (the "Parent"), AMERICAN NATIONAL BANK AND TRUST COMPANY (the "Company"), a national banking association, and E. BUDGE KENT, JR. ("Executive").

     WHEREAS, the Company recognizes that there is a possibility of a Change in Control of the Parent, the Company or both; and

     WHEREAS, the Parent and the Company recognize that the mere possibility of a Change in Control of the Parent or the Company may create uncertainty on the part of senior management or a distraction of senior management from its day-to-day operating responsibilities; and

     WHEREAS, the Parent and the Company recognize that outstanding management is essential to advancing the interests of the Parent and the Company and their shareholders and that the Parent and the Company can better recruit and retain outstanding management by providing certain assurances in the event of a Change in Control; and

     WHEREAS, in the event of a Change in Control of the Parent, the Company or both, the best interests of the Parent and the Company and their shareholders require a continuity of the Parent's and the Company's business with a minimum of disruption;

     NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Parent, the Company and the Executive agree as follows:

1.   Effective Date.  The Effective Date of this Agreement is December 18, 2001.
     ---------------

2.   Term of Agreement.  The Term of this Agreement shall begin on a Control
     ------------------
Change Date and end on the earlier of (i) the day before the third anniversary of the Control Change Date and (ii) the date that the Executive attains age sixty-five (65).

3.   Minimum Cash Compensation.  During the Term of this Agreement, the total
     --------------------------
amount payable to the Executive by the Parent and the Company as base salary, "profit sharing" bonus and "incentive compensation" bonus, on an annualized basis, shall not be less than the amounts prescribed below:

(a) The Executive's total annual base salary from the Parent and the Company shall not be less than the annualized rate of total base salary payable to the Executive immediately before the Control Change Date.

(b) The total annualized "profit sharing" bonus from the Parent and the Company, expressed as a percentage of the Executive's then total base salary, shall not be less than the "profit sharing" bonus, expressed as a percentage of the Executive's then total base salary, payable to the Executive for the four quarters immediately preceding the Control Change Date.

(c) The total annualized "incentive compensation" bonus from the Parent and the Company, expressed as a percentage of the Executive's then total base salary, shall not be less than the "incentive compensation" bonus, expressed as a percentage of the Executive's then total base salary, payable to the Executive for the calendar year ending immediately preceding the Control Change Date.

4.   Termination Without Cause.  This paragraph 4 describes the amounts payable
     --------------------------
to the Executive if the Parent and the Company terminate the Executive's employment without Cause during the Term of this Agreement.

(a) If such termination is effective before the first anniversary of the Control Change Date, the Executive shall be entitled to receive the Termination Benefits during the period beginning with the Executive's termination of employment and ending on the second anniversary of the Control Change Date or the last day of the Term of this Agreement, whichever occurs first.

(b) If such termination is effective on or after the first anniversary of the Control Change Date, the Executive shall be entitled to receive the Termination Benefits during the period beginning with the Executive's termination of employment and ending on the last day of the twelfth (12) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

5.   Executive's Resignation.  This paragraph 5 describes the amounts payable to
     ------------------------
the Executive upon his resignation from the employ of the Parent and the Company during the Term of this Agreement.

(a) During the period beginning on the Control Change Date and ending on the last day of the third month ending after the Control Change Date, the Executive may resign from the employ of both the Parent and the Company if (i) the Parent or the Company breaches the obligation set forth in paragraph 3 or (ii) the Parent or the Company notifies the Executive that he will be required to relocate his office more than thirty (30) miles from Danville, Virginia. If the Executive resigns in accordance with the preceding sentence, he shall be entitled to receive the Termination Benefits for the period beginning on the date of the Executive's termination of employment and ending on the last day of the twelfth (12th) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

(b) During the period beginning on the first day of the fourth month beginning after the Control Change Date and ending on the first anniversary of the Control Change Date, the Executive may resign from the employ of both the Parent and the Company, for any reason or no reason. If the Executive resigns in accordance with the preceding sentence, he shall be entitled to receive the Termination Benefits for the period beginning on the date of the Executive's termination of employment and ending on the last day of the twelfth (12th) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

(c) During the period beginning on the first anniversary of the Control Change Date and ending on the last day of the Term of this Agreement, the Executive may resign from the employ of both the Parent and the Company if (i) the Parent or the Company breaches the obligation set forth in paragraph 3, (ii) the Parent or the Company notifies the Executive that he will be required to relocate his office more than thirty (30) miles from Danville, Virginia or (iii) the Executive's duties, title or responsibilities with respect to the Parent or the Company are reduced from the duties, title or responsibilities assigned to the Executive as of the first anniversary of the Control Change Date. If the Executive resigns in accordance with the preceding sentence, he shall be entitled to receive the Termination Benefits for the period beginning on the date of the Executive's termination of employment and ending on the last day of the twelfth (12th) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

6.   Maximum Benefit. No amounts will be payable and no benefits will be
     ----------------
provided under this Agreement to the extent that such payments or benefits, together with other payments or benefits under other plans, agreements or arrangements, would make the Executive liable for the payment of an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, or any successor provision. The amounts otherwise payable and the benefits otherwise to be provided under this Agreement shall be reduced to the extent necessary to avoid the imposition of such excise tax liability; provided, however, that the Executive shall have the right to direct which payments or benefits under this Agreement shall be reduced in order to avoid any such excise tax liability.

7.   Cause. The Parent and the Company shall be deemed to have "Cause" to
     ------
terminate the Executive's employment under this Agreement if the Parent or the Company determines that the Executive (i) has failed or refused to perform a material duty of his position, (ii) is guilty of personal dishonesty, gross incompetence, willful misconduct, a breach of fiduciary duty involving personal profit, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), unethical business practices in connection with the Parent's or the Company's business, misappropriation of the Parent's or the Company's assets (determined on a reasonable basis), or is subject to a final cease-and-desist order, or has been convicted of a felony or a misdemeanor involving moral turpitude or (iii) is guilty of a material breach of any employment agreement between the Parent and the Executive or the Company and the Executive.

8.   Change in Control.  A "Change in Control" of the Parent or the Company
     ------------------
occurs if:

(a) Any person, including a "group" (as defined in section 13(d)(3) of the Securities Exchange Act of 1934, as amended, as in effect on the Effective Date (the "Exchange Act")) is or becomes, directly or indirectly, the owner or beneficial owner of Parent or Company securities (other than as a result of an issuance of securities initiated by the Parent or the Company, a tender offer initiated by the Parent or the Company or open market purchases approved by the Parent's or the Company's Board of Director's (the "Board"), as long as the majority of the Parent's or the Company's Board approving the purchases are directors at the time the purchases are made), having more than fifty percent (50%) of the combined voting power of the then outstanding Parent or Company securities that may be cast for the election of the Parent's or the Company's directors; or

(b) During any period of twenty-four (24) consecutive months (not including any period prior to December 18, 2001), individuals who at the beginning of such period constitute the Parent's or the Company's Board and any new director (other than a director designated by a person who has entered into an agreement with the Parent or the Company to effect a transaction described in subparagraphs 8(a), 8(c) or 8(d) or any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents) whose election by the Parent or the Board or nomination for election by the Parent's or the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Parent's or the Company's Board; or

(c) There is consummated a reorganization, merger, or consolidation involving the Parent or the Company that requires the approval of the Parent's or the Company's shareholders, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were beneficial owners, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Parent's or the Company's then outstanding securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation, more than fifty percent (50%) of the combined voting power of the securities of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Parent's or the Company's securities; or

(d) The Parent's or the Company's shareholders approve (i) the sale or disposition by the Parent or the Company (other than to a subsidiary of the Parent or the Company) of more than fifty percent (50%) of the assets of the Parent or the Company (including a sale or disposition that is effected through condemnation proceedings) or (ii) a complete liquidation or dissolution of the Parent or the Company.

9.   Control Change Date.  A "Control Change Date" is the date on which a Change
     --------------------
in Control of the Parent or the Company occurs.

If a Change in Control of the Parent or the Company occurs as the result of a series of transactions or events, the Control Change Date is the date of the last of the transactions or events in the series.

10.  Termination Benefits.  The "Termination Benefits" payable in accordance
     ---------------------
with paragraphs 4 and 5 are the following payments and benefits:

(a) Continued payment of the Executive's base salary for the applicable period specified in paragraph 4 or 5 at the rate in effect on the date of the Executive's termination of employment (but not less than the rate of base salary required under paragraph 3).

(b) Payment each month during the applicable period specified in paragraph 4 or 5 of a pro rata amount of the annualized "profit sharing" bonus in the amount required under paragraph 3.

(c) Payment each month during the applicable period specified in paragraph 4 or 5 of a pro rata amount of the annualized "incentive compensation" bonus in the amount required under paragraph 3.

(d) Continued participation in the Parent's and the Company's health, dental, vision, long-term disability and life insurance programs or plans for the applicable period specified in paragraph 4 or 5 on the same terms and conditions as applied to the Executive immediately before his termination of employment; provided, however, that if such coverage cannot be provided under the terms of a Parent or Company program or plan, the Parent or the Company shall obtain separate insurance coverage that provides the Executive the same or comparable benefits and the portion of the insurance premium charged to the Executive for such separate insurance coverage shall not exceed the Executive's cost for such coverage under the Parent's and the Company's program or plan immediately before his termination of employment.

(e) A single sum payment equal to the difference between (i) the present value of the benefits that the Executive would have accrued under the Parent's or the Company's defined benefit pension plan based on his actual service and assuming continued service during the applicable period specified in paragraph 4 or 5 and
(ii) the present value of the benefit payable to the Executive under the Parent's or the Company's defined benefit pension plan. The amount of the payment required under the preceding sentence shall be calculated by the actuary of the Parent's or the Company's defined benefit pension plan using the actuarial assumptions and methods in effect for purposes of determining the funded status of such plan and shall assume that amounts payable under this Agreement are recognized as compensation for purposes of such plan.

10.  Successors. This Agreement shall inure to the benefit of, and be
     -----------
enforceable by, the Executive's legal representatives and heirs. This Agreement shall inure to the benefit of, and be binding upon, the Parent and the Company and their successors and assigns. The Parent and the Company shall require any successor to the Parent or the Company (whether direct or indirect, by merger, purchase, consolidation or otherwise) to all or substantially all of the business or assets of the Parent or the Company to assume expressly and agree to perform the Parent or the Company's obligations under this Agreement. References in this Agreement to the "Parent" and to the "Company" include the Parent and the Company as defined above and any successor to their business or assets that is obligated to perform this Agreement by operation or law or otherwise.

11.  Entire Agreement. This Agreement sets forth the entire agreement of the
     -----------------
parties with respect to the termination of the Executive's employment on or after a Control Change Date and supersedes all prior agreements, arrangements and understandings with respect thereto between the Parent, the Company and the Executive. No modification, amendment or termination of this Agreement, nor any waiver of its provisions, shall be valid or enforceable unless in writing and signed by both parties.

12.  Counterparts.  This Agreement may be executed in any number of
     -------------
counterparts, each of which will be deemed an original and all of which constitute on instrument.

13.  Headings.  The headings herein are for convenience only and will not affect
     ---------
the interpretation of this Agreement.

14.  Governing Law.  This Agreement will be governed by, and construed in
     --------------
accordance with, the laws of the Commonwealth of Virginia (other than its choice of law provisions to the extent that they would require the application of the laws of another State).

     WITNESS, the following signatures as of the indicated dates.


                                     AMERICAN NATIONAL BANKSHARES INC.


     Dated:  March 21, 2002          By:  /s/ Charles H. Majors
             --------------               --------------------------------------

                                     Title:  President & Chief Executive Officer
                                             -----------------------------------


                                     AMERICAN NATIONAL BANK AND TRUST
                                     COMPANY


     Dated:  March 21, 2002          By:  /s/ Charles H. Majors
             --------------               --------------------------------------


                                     Title:  President & Chief Executive Officer
                                             -----------------------------------


                                     E. BUDGE KENT, JR.


     Dated:  March 21, 2002          E. Budge Kent, Jr.
             --------------          -------------------------------------------

Exhibit 10.7
                          EXECUTIVE SEVERANCE AGREEMENT


     THIS EXECUTIVE SEVERANCE AGREEMENT is between AMERICAN NATIONAL BANKSHARES INC., a Virginia corporation (the "Parent"), AMERICAN NATIONAL BANK AND TRUST COMPANY (the "Company"), a national banking association, and DABNEY T. P. GILLIAM, JR. ("Executive").

     WHEREAS, the Company recognizes that there is a possibility of a Change in Control of the Parent, the Company or both; and

     WHEREAS, the Parent and the Company recognize that the mere possibility of a Change in Control of the Parent or the Company may create uncertainty on the part of senior management or a distraction of senior management from its day-to-day operating responsibilities; and

     WHEREAS, the Parent and the Company recognize that outstanding management is essential to advancing the interests of the Parent and the Company and their shareholders and that the Parent and the Company can better recruit and retain outstanding management by providing certain assurances in the event of a Change in Control; and

     WHEREAS, in the event of a Change in Control of the Parent, the Company or both, the best interests of the Parent and the Company and their shareholders require a continuity of the Parent's and the Company's business with a minimum of disruption;

     NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Parent, the Company and the Executive agree as follows:

1.   Effective Date.  The Effective Date of this Agreement is December 18, 2001.
     ---------------

2.   Term of Agreement.  The Term of this Agreement shall begin on a Control
     ------------------
Change Date and end on the earlier of (i) the day before the third anniversary of the Control Change Date and (ii) the date that the Executive attains age sixty-five (65).

3.   Minimum Cash Compensation.  During the Term of this Agreement, the total
     --------------------------
amount payable to the Executive by the Parent and the Company as base salary, "profit sharing" bonus and "incentive compensation" bonus, on an annualized basis, shall not be less than the amounts prescribed below:

(a) The Executive's total annual base salary from the Parent and the Company shall not be less than the annualized rate of total base salary payable to the Executive immediately before the Control Change Date.

(b) The total annualized "profit sharing" bonus from the Parent and the Company, expressed as a percentage of the Executive's then total base salary, shall not be less than the "profit sharing" bonus, expressed as a percentage of the Executive's then total base salary, payable to the Executive for the four quarters immediately preceding the Control Change Date.

(c) The total annualized "incentive compensation" bonus from the Parent and the Company, expressed as a percentage of the Executive's then total base salary, shall not be less than the "incentive compensation" bonus, expressed as a percentage of the Executive's then total base salary, payable to the Executive for the calendar year ending immediately preceding the Control Change Date.

4.   Termination Without Cause.  This paragraph 4 describes the amounts payable
     --------------------------
to the Executive if the Parent and the Company terminate the Executive's employment without Cause during the Term of this Agreement.

(a) If such termination is effective before the first anniversary of the Control Change Date, the Executive shall be entitled to receive the Termination Benefits during the period beginning with the Executive's termination of employment and ending on the second anniversary of the Control Change Date or the last day of the Term of this Agreement, whichever occurs first.

(b) If such termination is effective on or after the first anniversary of the Control Change Date, the Executive shall be entitled to receive the Termination Benefits during the period beginning with the Executive's termination of employment and ending on the last day of the twelfth (12) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

5. Executive's Resignation. This paragraph 5 describes the amounts payable to the Executive upon his resignation from the employ of the Parent and the Company during the Term of this Agreement.

(a) During the period beginning on the Control Change Date and ending on the last day of the third month ending after the Control Change Date, the Executive may resign from the employ of both the Parent and the Company if (i) the Parent or the Company breaches the obligation set forth in paragraph 3 or (ii) the Parent or the Company notifies the Executive that he will be required to relocate his office more than thirty (30) miles from Danville, Virginia. If the Executive resigns in accordance with the preceding sentence, he shall be entitled to receive the Termination Benefits for the period beginning on the date of the Executive's termination of employment and ending on the last day of the twelfth (12th) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

(b) During the period beginning on the first day of the fourth month beginning after the Control Change Date and ending on the first anniversary of the Control Change Date, the Executive may resign from the employ of both the Parent and the Company, for any reason or no reason. If the Executive resigns in accordance with the preceding sentence, he shall be entitled to receive the Termination Benefits for the period beginning on the date of the Executive's termination of employment and ending on the last day of the twelfth (12th) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

(c) During the period beginning on the first anniversary of the Control Change Date and ending on the last day of the Term of this Agreement, the Executive may resign from the employ of both the Parent and the Company if (i) the Parent or the Company breaches the obligation set forth in paragraph 3, (ii) the Parent or the Company notifies the Executive that he will be required to relocate his office more than thirty (30) miles from Danville, Virginia or (iii) the Executive's duties, title or responsibilities with respect to the Parent or the Company are reduced from the duties, title or responsibilities assigned to the Executive as of the first anniversary of the Control Change Date. If the Executive resigns in accordance with the preceding sentence, he shall be entitled to receive the Termination Benefits for the period beginning on the date of the Executive's termination of employment and ending on the last day of the twelfth (12th) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

6.   Maximum Benefit. No amounts will be payable and no benefits will be
     ----------------
provided under this Agreement to the extent that such payments or benefits, together with other payments or benefits under other plans, agreements or arrangements, would make the Executive liable for the payment of an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, or any successor provision. The amounts otherwise payable and the benefits otherwise to be provided under this Agreement shall be reduced to the extent necessary to avoid the imposition of such excise tax liability; provided, however, that the Executive shall have the right to direct which payments or benefits under this Agreement shall be reduced in order to avoid any such excise tax liability.

7.   Cause. The Parent and the Company shall be deemed to have "Cause" to
     ------
terminate the Executive's employment under this Agreement if the Parent or the Company determines that the Executive (i) has failed or refused to perform a material duty of his position, (ii) is guilty of personal dishonesty, gross incompetence, willful misconduct, a breach of fiduciary duty involving personal profit, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), unethical business practices in connection with the Parent's or the Company's business, misappropriation of the Parent's or the Company's assets (determined on a reasonable basis), or is subject to a final cease-and-desist order, or has been convicted of a felony or a misdemeanor involving moral turpitude or (iii) is guilty of a material breach of any employment agreement between the Parent and the Executive or the Company and the Executive.

8.   Change in Control.  A "Change in Control" of the Parent or the Company
     ------------------
occurs if:

(a) Any person, including a "group" (as defined in section 13(d)(3) of the Securities Exchange Act of 1934, as amended, as in effect on the Effective Date (the "Exchange Act")) is or becomes, directly or indirectly, the owner or beneficial owner of Parent or Company securities (other than as a result of an issuance of securities initiated by the Parent or the Company, a tender offer initiated by the Parent or the Company or open market purchases approved by the Parent's or the Company's Board of Director's (the "Board"), as long as the majority of the Parent's or the Company's Board approving the purchases are directors at the time the purchases are made), having more than fifty percent (50%) of the combined voting power of the then outstanding Parent or Company securities that may be cast for the election of the Parent's or the Company's directors; or

(b) During any period of twenty-four (24) consecutive months (not including any period prior to December 18, 2001), individuals who at the beginning of such period constitute the Parent's or the Company's Board and any new director (other than a director designated by a person who has entered into an agreement with the Parent or the Company to effect a transaction described in subparagraphs 8(a), 8(c) or 8(d) or any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents) whose election by the Parent or the Board or nomination for election by the Parent's or the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Parent's or the Company's Board; or

(c) There is consummated a reorganization, merger, or consolidation involving the Parent or the Company that requires the approval of the Parent's or the Company's shareholders, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were beneficial owners, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Parent's or the Company's then outstanding securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation, more than fifty percent (50%) of the combined voting power of the securities of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Parent's or the Company's securities; or

(d) The Parent's or the Company's shareholders approve (i) the sale or disposition by the Parent or the Company (other than to a subsidiary of the Parent or the Company) of more than fifty percent (50%) of the assets of the Parent or the Company (including a sale or disposition that is effected through condemnation proceedings) or (ii) a complete liquidation or dissolution of the Parent or the Company.

9.   Control Change Date.  A "Control Change Date" is the date on which a Change
     --------------------
in Control of the Parent or the Company occurs.

If a Change in Control of the Parent or the Company occurs as the result of a series of transactions or events, the Control Change Date is the date of the last of the transactions or events in the series.

10.  Termination Benefits.  The "Termination Benefits" payable in accordance
     ---------------------
with paragraphs 4 and 5 are the following payments and benefits:

(a) Continued payment of the Executive's base salary for the applicable period specified in paragraph 4 or 5 at the rate in effect on the date of the Executive's termination of employment (but not less than the rate of base salary required under paragraph 3).

(b) Payment each month during the applicable period specified in paragraph 4 or 5 of a pro rata amount of the annualized "profit sharing" bonus in the amount required under paragraph 3.

(c) Payment each month during the applicable period specified in paragraph 4 or 5 of a pro rata amount of the annualized "incentive compensation" bonus in the amount required under paragraph 3.

(d) Continued participation in the Parent's and the Company's health, dental, vision, long-term disability and life insurance programs or plans for the applicable period specified in paragraph 4 or 5 on the same terms and conditions as applied to the Executive immediately before his termination of employment; provided, however, that if such coverage cannot be provided under the terms of a Parent or Company program or plan, the Parent or the Company shall obtain separate insurance coverage that provides the Executive the same or comparable benefits and the portion of the insurance premium charged to the Executive for such separate insurance coverage shall not exceed the Executive's cost for such coverage under the Parent's and the Company's program or plan immediately before his termination of employment.

(e) A single sum payment equal to the difference between (i) the present value of the benefits that the Executive would have accrued under the Parent's or the Company's defined benefit pension plan based on his actual service and assuming continued service during the applicable period specified in paragraph 4 or 5 and
(ii) the present value of the benefit payable to the Executive under the Parent's or the Company's defined benefit pension plan. The amount of the payment required under the preceding sentence shall be calculated by the actuary of the Parent's or the Company's defined benefit pension plan using the actuarial assumptions and methods in effect for purposes of determining the funded status of such plan and shall assume that amounts payable under this Agreement are recognized as compensation for purposes of such plan.

10.  Successors. This Agreement shall inure to the benefit of, and be
     -----------
enforceable by, the Executive's legal representatives and heirs. This Agreement shall inure to the benefit of, and be binding upon, the Parent and the Company and their successors and assigns. The Parent and the Company shall require any successor to the Parent or the Company (whether direct or indirect, by merger, purchase, consolidation or otherwise) to all or substantially all of the business or assets of the Parent or the Company to assume expressly and agree to perform the Parent or the Company's obligations under this Agreement. References in this Agreement to the "Parent" and to the "Company" include the Parent and the Company as defined above and any successor to their business or assets that is obligated to perform this Agreement by operation or law or otherwise.

11.  Entire Agreement. This Agreement sets forth the entire agreement of the
     -----------------
parties with respect to the termination of the Executive's employment on or after a Control Change Date and supersedes all prior agreements, arrangements and understandings with respect thereto between the Parent, the Company and the Executive. No modification, amendment or termination of this Agreement, nor any waiver of its provisions, shall be valid or enforceable unless in writing and signed by both parties.

12.  Counterparts.  This Agreement may be executed in any number of
     -------------
counterparts, each of which will be deemed an original and all of which constitute on instrument.

13.  Headings.  The headings herein are for convenience only and will not affect
     ---------
the interpretation of this Agreement.

14. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia (other than its choice of law provisions to the extent that they would require the application of the laws of another State).

     WITNESS, the following signatures as of the indicated dates.


                                     AMERICAN NATIONAL BANKSHARES INC.


     Dated:  March 21, 2002          By:  /s/ Charles H. Majors
             --------------               --------------------------------------

                                     Title:  President & Chief Executive Officer
                                             -----------------------------------


                                     AMERICAN NATIONAL BANK AND TRUST
                                     COMPANY


     Dated:  March 21, 2002          By:  /s/ Charles H. Majors
             --------------               --------------------------------------


                                     Title:  President & Chief Executive Officer
                                             -----------------------------------


                                     DABNEY T. P. GILLIAM, JR.


     Dated:  March 21, 2002          /s/ Dabney T. P. Gilliam, Jr.
             --------------          -------------------------------------------

Exhibit 10.8
                          EXECUTIVE SEVERANCE AGREEMENT


     THIS EXECUTIVE SEVERANCE AGREEMENT is between AMERICAN NATIONAL BANKSHARES INC., a Virginia corporation (the "Parent"), AMERICAN NATIONAL BANK AND TRUST COMPANY (the "Company"), a national banking association, and JEFFREY
V. HALEY ("Executive").

     WHEREAS, the Company recognizes that there is a possibility of a Change in Control of the Parent, the Company or both; and

     WHEREAS, the Parent and the Company recognize that the mere possibility of a Change in Control of the Parent or the Company may create uncertainty on the part of senior management or a distraction of senior management from its day-to-day operating responsibilities; and

     WHEREAS, the Parent and the Company recognize that outstanding management is essential to advancing the interests of the Parent and the Company and their shareholders and that the Parent and the Company can better recruit and retain outstanding management by providing certain assurances in the event of a Change in Control; and

     WHEREAS, in the event of a Change in Control of the Parent, the Company or both, the best interests of the Parent and the Company and their shareholders require a continuity of the Parent's and the Company's business with a minimum of disruption;

     NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Parent, the Company and the Executive agree as follows:

1.   Effective Date.  The Effective Date of this Agreement is December 18, 2001.
     ---------------

2.   Term of Agreement.  The Term of this Agreement shall begin on a Control
     ------------------
Change Date and end on the earlier of (i) the day before the third anniversary of the Control Change Date and (ii) the date that the Executive attains age sixty-five (65).

3.   Minimum Cash Compensation.  During the Term of this Agreement, the total
     --------------------------
amount payable to the Executive by the Parent and the Company as base salary, "profit sharing" bonus and "incentive compensation" bonus, on an annualized basis, shall not be less than the amounts prescribed below:

(a) The Executive's total annual base salary from the Parent and the Company shall not be less than the annualized rate of total base salary payable to the Executive immediately before the Control Change Date.

(b) The total annualized "profit sharing" bonus from the Parent and the Company, expressed as a percentage of the Executive's then total base salary, shall not be less than the "profit sharing" bonus, expressed as a percentage of the Executive's then total base salary, payable to the Executive for the four quarters immediately preceding the Control Change Date.

(c) The total annualized "incentive compensation" bonus from the Parent and the Company, expressed as a percentage of the Executive's then total base salary, shall not be less than the "incentive compensation" bonus, expressed as a percentage of the Executive's then total base salary, payable to the Executive for the calendar year ending immediately preceding the Control Change Date.

4.   Termination Without Cause.  This paragraph 4 describes the amounts payable
     --------------------------
to the Executive if the Parent and the Company terminate the Executive's employment without Cause during the Term of this Agreement.

(a) If such termination is effective before the first anniversary of the Control Change Date, the Executive shall be entitled to receive the Termination Benefits during the period beginning with the Executive's termination of employment and ending on the second anniversary of the Control Change Date or the last day of the Term of this Agreement, whichever occurs first.

(b) If such termination is effective on or after the first anniversary of the Control Change Date, the Executive shall be entitled to receive the Termination Benefits during the period beginning with the Executive's termination of employment and ending on the last day of the twelfth (12) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

5.   Executive's Resignation.  This paragraph 5 describes the amounts payable to
     ------------------------
the Executive upon his resignation from the employ of the Parent and the Company during the Term of this Agreement.

(a) During the period beginning on the Control Change Date and ending on the last day of the third month ending after the Control Change Date, the Executive may resign from the employ of both the Parent and the Company if (i) the Parent or the Company breaches the obligation set forth in paragraph 3 or (ii) the Parent or the Company notifies the Executive that he will be required to relocate his office more than thirty (30) miles from Danville, Virginia. If the Executive resigns in accordance with the preceding sentence, he shall be entitled to receive the Termination Benefits for the period beginning on the date of the Executive's termination of employment and ending on the last day of the twelfth (12th) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

(b) During the period beginning on the first day of the fourth month beginning after the Control Change Date and ending on the first anniversary of the Control Change Date, the Executive may resign from the employ of both the Parent and the Company, for any reason or no reason. If the Executive resigns in accordance with the preceding sentence, he shall be entitled to receive the Termination Benefits for the period beginning on the date of the Executive's termination of employment and ending on the last day of the twelfth (12th) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

(c) During the period beginning on the first anniversary of the Control Change Date and ending on the last day of the Term of this Agreement, the Executive may resign from the employ of both the Parent and the Company if (i) the Parent or the Company breaches the obligation set forth in paragraph 3, (ii) the Parent or the Company notifies the Executive that he will be required to relocate his office more than thirty (30) miles from Danville, Virginia or (iii) the Executive's duties, title or responsibilities with respect to the Parent or the Company are reduced from the duties, title or responsibilities assigned to the Executive as of the first anniversary of the Control Change Date. If the Executive resigns in accordance with the preceding sentence, he shall be entitled to receive the Termination Benefits for the period beginning on the date of the Executive's termination of employment and ending on the last day of the twelfth (12th) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

6.   Maximum Benefit. No amounts will be payable and no benefits will be
     ----------------
provided under this Agreement to the extent that such payments or benefits, together with other payments or benefits under other plans, agreements or arrangements, would make the Executive liable for the payment of an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, or any successor provision. The amounts otherwise payable and the benefits otherwise to be provided under this Agreement shall be reduced to the extent necessary to avoid the imposition of such excise tax liability; provided, however, that the Executive shall have the right to direct which payments or benefits under this Agreement shall be reduced in order to avoid any such excise tax liability.

7.   Cause. The Parent and the Company shall be deemed to have "Cause" to
     ------
terminate the Executive's employment under this Agreement if the Parent or the Company determines that the Executive (i) has failed or refused to perform a material duty of his position, (ii) is guilty of personal dishonesty, gross incompetence, willful misconduct, a breach of fiduciary duty involving personal profit, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), unethical business practices in connection with the Parent's or the Company's business, misappropriation of the Parent's or the Company's assets (determined on a reasonable basis), or is subject to a final cease-and-desist order, or has been convicted of a felony or a misdemeanor involving moral turpitude or (iii) is guilty of a material breach of any employment agreement between the Parent and the Executive or the Company and the Executive.

8.   Change in Control.  A "Change in Control" of the Parent or the Company
     ------------------
occurs if:

(a) Any person, including a "group" (as defined in section 13(d)(3) of the Securities Exchange Act of 1934, as amended, as in effect on the Effective Date (the "Exchange Act")) is or becomes, directly or indirectly, the owner or beneficial owner of Parent or Company securities (other than as a result of an issuance of securities initiated by the Parent or the Company, a tender offer initiated by the Parent or the Company or open market purchases approved by the Parent's or the Company's Board of Director's (the "Board"), as long as the majority of the Parent's or the Company's Board approving the purchases are directors at the time the purchases are made), having more than fifty percent (50%) of the combined voting power of the then outstanding Parent or Company securities that may be cast for the election of the Parent's or the Company's directors; or

(b) During any period of twenty-four (24) consecutive months (not including any period prior to December 18, 2001), individuals who at the beginning of such period constitute the Parent's or the Company's Board and any new director (other than a director designated by a person who has entered into an agreement with the Parent or the Company to effect a transaction described in subparagraphs 8(a), 8(c) or 8(d) or any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents) whose election by the Parent or the Board or nomination for election by the Parent's or the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Parent's or the Company's Board; or

(c) There is consummated a reorganization, merger, or consolidation involving the Parent or the Company that requires the approval of the Parent's or the Company's shareholders, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were beneficial owners, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Parent's or the Company's then outstanding securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation, more than fifty percent (50%) of the combined voting power of the securities of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Parent's or the Company's securities; or

(d) The Parent's or the Company's shareholders approve (i) the sale or disposition by the Parent or the Company (other than to a subsidiary of the Parent or the Company) of more than fifty percent (50%) of the assets of the Parent or the Company (including a sale or disposition that is effected through condemnation proceedings) or (ii) a complete liquidation or dissolution of the Parent or the Company.

9.   Control Change Date.  A "Control Change Date" is the date on which a Change
     --------------------
in Control of the Parent or the Company occurs.

If a Change in Control of the Parent or the Company occurs as the result of a series of transactions or events, the Control Change Date is the date of the last of the transactions or events in the series.

10.  Termination Benefits.  The "Termination Benefits" payable in accordance
     ---------------------
with paragraphs 4 and 5 are the following payments and benefits:

(a) Continued payment of the Executive's base salary for the applicable period specified in paragraph 4 or 5 at the rate in effect on the date of the Executive's termination of employment (but not less than the rate of base salary required under paragraph 3).

(b) Payment each month during the applicable period specified in paragraph 4 or 5 of a pro rata amount of the annualized "profit sharing" bonus in the amount required under paragraph 3.

(c) Payment each month during the applicable period specified in paragraph 4 or 5 of a pro rata amount of the annualized "incentive compensation" bonus in the amount required under paragraph 3.

(d) Continued participation in the Parent's and the Company's health, dental, vision, long-term disability and life insurance programs or plans for the applicable period specified in paragraph 4 or 5 on the same terms and conditions as applied to the Executive immediately before his termination of employment; provided, however, that if such coverage cannot be provided under the terms of a Parent or Company program or plan, the Parent or the Company shall obtain separate insurance coverage that provides the Executive the same or comparable benefits and the portion of the insurance premium charged to the Executive for such separate insurance coverage shall not exceed the Executive's cost for such coverage under the Parent's and the Company's program or plan immediately before his termination of employment.

(e) A single sum payment equal to the difference between (i) the present value of the benefits that the Executive would have accrued under the Parent's or the Company's defined benefit pension plan based on his actual service and assuming continued service during the applicable period specified in paragraph 4 or 5 and
(ii) the present value of the benefit payable to the Executive under the Parent's or the Company's defined benefit pension plan. The amount of the payment required under the preceding sentence shall be calculated by the actuary of the Parent's or the Company's defined benefit pension plan using the actuarial assumptions and methods in effect for purposes of determining the funded status of such plan and shall assume that amounts payable under this Agreement are recognized as compensation for purposes of such plan.

10.  Successors. This Agreement shall inure to the benefit of, and be
     -----------
enforceable by, the Executive's legal representatives and heirs. This Agreement shall inure to the benefit of, and be binding upon, the Parent and the Company and their successors and assigns. The Parent and the Company shall require any successor to the Parent or the Company (whether direct or indirect, by merger, purchase, consolidation or otherwise) to all or substantially all of the business or assets of the Parent or the Company to assume expressly and agree to perform the Parent or the Company's obligations under this Agreement. References in this Agreement to the "Parent" and to the "Company" include the Parent and the Company as defined above and any successor to their business or assets that is obligated to perform this Agreement by operation or law or otherwise.

11.  Entire Agreement. This Agreement sets forth the entire agreement of the
     -----------------
parties with respect to the termination of the Executive's employment on or after a Control Change Date and supersedes all prior agreements, arrangements and understandings with respect thereto between the Parent, the Company and the Executive. No modification, amendment or termination of this Agreement, nor any waiver of its provisions, shall be valid or enforceable unless in writing and signed by both parties.

12.  Counterparts.  This Agreement may be executed in any number of
     -------------
counterparts, each of which will be deemed an original and all of which constitute on instrument.

13.  Headings.  The headings herein are for convenience only and will not affect
     ---------
the interpretation of this Agreement.

14.  Governing Law.  This Agreement will be governed by, and construed in
     --------------
accordance with, the laws of the Commonwealth of Virginia (other than its choice of law provisions to the extent that they would require the application of the laws of another State).

     WITNESS, the following signatures as of the indicated dates.


                                     AMERICAN NATIONAL BANKSHARES INC.


     Dated:  March 21, 2002          By:  /s/ Charles H. Majors
             --------------               --------------------------------------

                                     Title:  President & Chief Executive Officer
                                             -----------------------------------


                                     AMERICAN NATIONAL BANK AND TRUST
                                     COMPANY


     Dated:  March 21, 2002          By:  /s/ Charles H. Majors
             --------------               --------------------------------------


                                     Title:  President & Chief Executive Officer
                                             -----------------------------------


                                     JEFFREY V. HALEY


     Dated:  March 21, 2002          /s/ Jeffrey V. Haley
             --------------          -------------------------------------------

Exhibit 10.9
                          EXECUTIVE SEVERANCE AGREEMENT


     THIS EXECUTIVE SEVERANCE AGREEMENT is between AMERICAN NATIONAL BANKSHARES INC., a Virginia corporation (the "Parent"), AMERICAN NATIONAL BANK AND TRUST COMPANY (the "Company"), a national banking association, and BRAD E. SCHWARTZ ("Executive").

     WHEREAS, the Company recognizes that there is a possibility of a Change in Control of the Parent, the Company or both; and

     WHEREAS, the Parent and the Company recognize that the mere possibility of a Change in Control of the Parent or the Company may create uncertainty on the part of senior management or a distraction of senior management from its day-to-day operating responsibilities; and

     WHEREAS, the Parent and the Company recognize that outstanding management is essential to advancing the interests of the Parent and the Company and their shareholders and that the Parent and the Company can better recruit and retain outstanding management by providing certain assurances in the event of a Change in Control; and

     WHEREAS, in the event of a Change in Control of the Parent, the Company or both, the best interests of the Parent and the Company and their shareholders require a continuity of the Parent's and the Company's business with a minimum of disruption;

     NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Parent, the Company and the Executive agree as follows:

1.   Effective Date.  The Effective Date of this Agreement is December 18, 2001.
     ---------------

2.   Term of Agreement.  The Term of this Agreement shall begin on a Control
     ------------------
Change Date and end on the earlier of (i) the day before the third anniversary of the Control Change Date and (ii) the date that the Executive attains age sixty-five (65).

3.   Minimum Cash Compensation.  During the Term of this Agreement, the total
     --------------------------
amount payable to the Executive by the Parent and the Company as base salary, "profit sharing" bonus and "incentive compensation" bonus, on an annualized basis, shall not be less than the amounts prescribed below:

(a) The Executive's total annual base salary from the Parent and the Company shall not be less than the annualized rate of total base salary payable to the Executive immediately before the Control Change Date.

(b) The total annualized "profit sharing" bonus from the Parent and the Company, expressed as a percentage of the Executive's then total base salary, shall not be less than the "profit sharing" bonus, expressed as a percentage of the Executive's then total base

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salary, payable to the Executive for the four quarters immediately preceding the
Control Change Date.

(c) The total annualized "incentive compensation" bonus from the Parent and the Company, expressed as a percentage of the Executive's then total base salary, shall not be less than the "incentive compensation" bonus, expressed as a percentage of the Executive's then total base salary, payable to the Executive for the calendar year ending immediately preceding the Control Change Date.

4.   Termination Without Cause.  This paragraph 4 describes the amounts payable
     --------------------------
to the Executive if the Parent and the Company terminate the Executive's employment without Cause during the Term of this Agreement.

(a) If such termination is effective before the first anniversary of the Control Change Date, the Executive shall be entitled to receive the Termination Benefits during the period beginning with the Executive's termination of employment and ending on the second anniversary of the Control Change Date or the last day of the Term of this Agreement, whichever occurs first.

(b) If such termination is effective on or after the first anniversary of the Control Change Date, the Executive shall be entitled to receive the Termination Benefits during the period beginning with the Executive's termination of employment and ending on the last day of the twelfth (12) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

5.   Executive's Resignation.  This paragraph 5 describes the amounts payable to
     ------------------------
the Executive upon his resignation from the employ of the Parent and the Company during the Term of this Agreement.

(a) During the period beginning on the Control Change Date and ending on the last day of the third month ending after the Control Change Date, the Executive may resign from the employ of both the Parent and the Company if (i) the Parent or the Company breaches the obligation set forth in paragraph 3 or (ii) the Parent or the Company notifies the Executive that he will be required to relocate his office more than thirty (30) miles from Danville, Virginia. If the Executive resigns in accordance with the preceding sentence, he shall be entitled to receive the Termination Benefits for the period beginning on the date of the Executive's termination of employment and ending on the last day of the twelfth (12th) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

(b) During the period beginning on the first day of the fourth month beginning after the Control Change Date and ending on the first anniversary of the Control Change Date, the Executive may resign from the employ of both the Parent and the Company, for any reason or no reason. If the Executive resigns in accordance with the preceding sentence, he shall be entitled to receive the Termination Benefits for the period beginning on the date of the Executive's termination of employment and ending on the last day of the twelfth (12th) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

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(c) During the period beginning on the first anniversary of the Control Change
Date and ending on the last day of the Term of this Agreement, the Executive may resign from the employ of both the Parent and the Company if (i) the Parent or the Company breaches the obligation set forth in paragraph 3, (ii) the Parent or the Company notifies the Executive that he will be required to relocate his office more than thirty (30) miles from Danville, Virginia or (iii) the Executive's duties, title or responsibilities with respect to the Parent or the Company are reduced from the duties, title or responsibilities assigned to the Executive as of the first anniversary of the Control Change Date. If the Executive resigns in accordance with the preceding sentence, he shall be entitled to receive the Termination Benefits for the period beginning on the date of the Executive's termination of employment and ending on the last day of the twelfth (12th) month thereafter or the last day of the Term of this Agreement, whichever occurs first.

6.   Maximum Benefit. No amounts will be payable and no benefits will be
     ----------------
provided under this Agreement to the extent that such payments or benefits, together with other payments or benefits under other plans, agreements or arrangements, would make the Executive liable for the payment of an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, or any successor provision. The amounts otherwise payable and the benefits otherwise to be provided under this Agreement shall be reduced to the extent necessary to avoid the imposition of such excise tax liability; provided, however, that the Executive shall have the right to direct which payments or benefits under this Agreement shall be reduced in order to avoid any such excise tax liability.

7.   Cause. The Parent and the Company shall be deemed to have "Cause" to
     ------
terminate the Executive's employment under this Agreement if the Parent or the Company determines that the Executive (i) has failed or refused to perform a material duty of his position, (ii) is guilty of personal dishonesty, gross incompetence, willful misconduct, a breach of fiduciary duty involving personal profit, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), unethical business practices in connection with the Parent's or the Company's business, misappropriation of the Parent's or the Company's assets (determined on a reasonable basis), or is subject to a final cease-and-desist order, or has been convicted of a felony or a misdemeanor involving moral turpitude or (iii) is guilty of a material breach of any employment agreement between the Parent and the Executive or the Company and the Executive.

8.   Change in Control.  A "Change in Control" of the Parent or the Company
     ------------------
occurs if:

(a) Any person, including a "group" (as defined in section 13(d)(3) of the Securities Exchange Act of 1934, as amended, as in effect on the Effective Date (the "Exchange Act")) is or becomes, directly or indirectly, the owner or beneficial owner of Parent or Company securities (other than as a result of an issuance of securities initiated by the Parent or the Company, a tender offer initiated by the Parent or the Company or open market purchases approved by the Parent's or the Company's Board of Director's (the "Board"), as long as the majority of the Parent's or the Company's Board approving the purchases are directors at the time the purchases are made), having more than fifty percent (50%) of the combined voting power of the then outstanding Parent or Company securities that may be cast for the election of the Parent's or the Company's directors; or

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(b) During any period of twenty-four (24) consecutive months (not including any period prior to December 18, 2001), individuals who at the beginning of such period constitute the Parent's or the Company's Board and any new director (other than a director designated by a person who has entered into an agreement with the Parent or the Company to effect a transaction described in subparagraphs 8(a), 8(c) or 8(d) or any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents) whose election by the Parent or the Board or nomination for election by the Parent's or the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Parent's or the Company's Board; or

(c) There is consummated a reorganization, merger, or consolidation involving the Parent or the Company that requires the approval of the Parent's or the Company's shareholders, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were beneficial owners, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Parent's or the Company's then outstanding securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation, more than fifty percent (50%) of the combined voting power of the securities of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Parent's or the Company's securities; or

(d) The Parent's or the Company's shareholders approve (i) the sale or disposition by the Parent or the Company (other than to a subsidiary of the Parent or the Company) of more than fifty percent (50%) of the assets of the Parent or the Company (including a sale or disposition that is effected through condemnation proceedings) or (ii) a complete liquidation or dissolution of the Parent or the Company.

9.   Control Change Date.  A "Control Change Date" is the date on which a Change
     --------------------
in Control of the Parent or the Company occurs.

If a Change in Control of the Parent or the Company occurs as the result of a series of transactions or events, the Control Change Date is the date of the last of the transactions or events in the series.

10.  Termination Benefits.  The "Termination Benefits" payable in accordance
     ---------------------
with paragraphs 4 and 5 are the following payments and benefits:

(a) Continued payment of the Executive's base salary for the applicable period specified in paragraph 4 or 5 at the rate in effect on the date of the Executive's termination of employment (but not less than the rate of base salary required under paragraph 3).

(b) Payment each month during the applicable period specified in paragraph 4 or 5 of a pro rata amount of the annualized "profit sharing" bonus in the amount required under paragraph 3.

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(c) Payment each month during the applicable period specified in paragraph 4 or
5 of a pro rata amount of the annualized "incentive compensation" bonus in the amount required under paragraph 3.

(d) Continued participation in the Parent's and the Company's health, dental, vision, long-term disability and life insurance programs or plans for the applicable period specified in paragraph 4 or 5 on the same terms and conditions as applied to the Executive immediately before his termination of employment; provided, however, that if such coverage cannot be provided under the terms of a Parent or Company program or plan, the Parent or the Company shall obtain separate insurance coverage that provides the Executive the same or comparable benefits and the portion of the insurance premium charged to the Executive for such separate insurance coverage shall not exceed the Executive's cost for such coverage under the Parent's and the Company's program or plan immediately before his termination of employment.

(e) A single sum payment equal to the difference between (i) the present value of the benefits that the Executive would have accrued under the Parent's or the Company's defined benefit pension plan based on his actual service and assuming continued service during the applicable period specified in paragraph 4 or 5 and
(ii) the present value of the benefit payable to the Executive under the Parent's or the Company's defined benefit pension plan. The amount of the payment required under the preceding sentence shall be calculated by the actuary of the Parent's or the Company's defined benefit pension plan using the actuarial assumptions and methods in effect for purposes of determining the funded status of such plan and shall assume that amounts payable under this Agreement are recognized as compensation for purposes of such plan.

10.  Successors. This Agreement shall inure to the benefit of, and be
     -----------
enforceable by, the Executive's legal representatives and heirs. This Agreement shall inure to the benefit of, and be binding upon, the Parent and the Company and their successors and assigns. The Parent and the Company shall require any successor to the Parent or the Company (whether direct or indirect, by merger, purchase, consolidation or otherwise) to all or substantially all of the business or assets of the Parent or the Company to assume expressly and agree to perform the Parent or the Company's obligations under this Agreement. References in this Agreement to the "Parent" and to the "Company" include the Parent and the Company as defined above and any successor to their business or assets that is obligated to perform this Agreement by operation or law or otherwise.

11.  Entire Agreement. This Agreement sets forth the entire agreement of the
     -----------------
parties with respect to the termination of the Executive's employment on or after a Control Change Date and supersedes all prior agreements, arrangements and understandings with respect thereto between the Parent, the Company and the Executive. No modification, amendment or termination of this Agreement, nor any waiver of its provisions, shall be valid or enforceable unless in writing and signed by both parties.

12.  Counterparts.  This Agreement may be executed in any number of
     -------------
counterparts, each of which will be deemed an original and all of which constitute on instrument.

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13.  Headings.  The headings herein are for convenience only and will not affect
     ---------
the interpretation of this Agreement.

14.  Governing Law.  This Agreement will be governed by, and construed in
     --------------
accordance with, the laws of the Commonwealth of Virginia (other than its choice of law provisions to the extent that they would require the application of the laws of another State).

     WITNESS, the following signatures as of the indicated dates.


                                     AMERICAN NATIONAL BANKSHARES INC.


     Dated:  March 21, 2002          By:  /s/ Charles H. Majors
             --------------               --------------------------------------

                                     Title:  President & Chief Executive Officer
                                             -----------------------------------


                                     AMERICAN NATIONAL BANK AND TRUST
                                     COMPANY


     Dated:  March 21, 2002          By:  /s/ Charles H. Majors
             --------------               --------------------------------------


                                     Title:  President & Chief Executive Officer
                                             -----------------------------------


                                     BRAD E. SCHWARTZ


     Dated:  March 21, 2002          /s/ Brad E. Schwartz
             --------------          -------------------------------------------

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Exhibit 10.10
                         DEFERRED COMPENSATION AGREEMENT

                As Amended and Restated Effective January 1, 2002


     THIS DEFERRED COMPENSATION AGREEMENT, made this 1st day of January 2002, by and between AMERICAN NATIONAL BANK AND TRUST COMPANY, a national banking association (the "Bank"), and CHARLES H. MAJORS (the "Employee"), provides as follows.

     WHEREAS, the Bank values the ability of the Employee as an important member of management and recognizes that his future services are vital to its continued growth and profits and that the loss of his services would result in substantial cost in the efficient and effective operation of the Bank; and

     WHEREAS, on February 22, 1993, the Bank and the Employee entered into an agreement providing for the payment of certain deferred compensation benefits to the Employee, which agreement was superseded by an agreement between the Bank and the Employee dated June 12, 1997; and

     WHEREAS, on December 18, 2001, the Bank's Board of Directors (the
"Board") approved certain amendments to the June 12, 1997, agreement, subject to the Employee's continued service through December 31, 2001; and

     WHEREAS, the Bank and the Employee wish to memorialize the action of the Board on December 18, 2001 as set forth below;

     NOW THEREFORE, it is mutually agreed that:

1.   This Agreement shall be effective on January 1, 2002.

2. The Bank shall pay the Employee the annual sum of $50,000, payable in annual installments, for a period of ten years. The first payment shall be made not later than three months after the later of (i) the date that the Employee attains age 62 and (ii) the date that the Employee's employment with the Bank terminates or is terminated.

3. If the Employee dies before receiving any payment under the preceding paragraph, the Bank shall pay the Employee's Designated Beneficiary the annual sum of $50,000, payable in annual installments, for a period of ten years. The first payment shall be made not later than three months after the date of the Employee's death.

4. If the Employee dies after receiving at least one, but less than ten, payments under paragraph 1, the Bank shall pay the Employee's Designated Beneficiary the remainder of the installments payable under paragraph 1. Such payments shall continue on the same schedule as the benefit was being paid under paragraph 1.

5. For purposes of this Agreement, the term "Designated Beneficiary" means the individual or individuals designated as such by the Employee in writing and filed with the Bank or, in the absence of such designation, the estate of the Employee.

6. During the ten year period the Employee is receiving payments under this Agreement, the Employee will not become associated with, or engage in, or render service to any other business competitive to the business of the Bank within a fifty-mile radius of any office of the Bank.

7. The Employee (or Designated Beneficiary in the case of benefits payable after the Employee's death), shall file a claim for the payment of benefits under this Agreement by notifying the Bank orally or in writing. If the claim is wholly or partially denied, the Bank shall provide a written notice within 90 days specifying the reason for the denial, the provisions of the Agreement on which the denial is based, and additional material or information necessary to receive benefits, if any. Also, such written notice shall indicate the steps to be taken if a review of the denial is desired.

     If a claim is denied and a review is desired, the Employee (or Designated Beneficiary in the case of benefits payable after the Employee's death), shall notify the Bank in writing within 60 days after receipt of the Bank's written notice of the denial. In requesting a review, the Employee or Designated Beneficiary may submit any written issues and comments he feels are appropriate. The Bank shall then review the claim and provide a written decision within 60 days. This decision shall state the specific reasons for the decision and shall include references to specific provisions of this Agreement on which the decision is based.

8. Neither the Employee nor any Designated Beneficiary shall have any right to sell, assign, transfer or otherwise convey the right to receive any payments hereunder.

9. Any payments under this Agreement shall be independent of, and in addition to, those under any other plan, program or agreement which may be in effect between the parties hereto, or any other compensation payable by the Bank to the Employee or the Employee's Designated Beneficiary. This Agreement shall not be construed as a contract of employment nor does it restrict the right of the Bank to discharge the Employee for cause or without cause or the right of the Employee to terminate employment.

     The Bank shall be under no obligation whatever to purchase or maintain any contract, policy or other asset to provide the benefits under this Agreement. Further, any contract, policy or other asset which the Bank may utilize to assure itself of the funds to provide the benefits hereunder shall not serve in any way as security to the Employee for the Bank's performance under this Agreement. The rights accruing to the Employer or any Designated Beneficiary hereunder shall be solely those of an unsecured creditor of the Bank.

10.  The laws of the Commonwealth of Virginia shall govern this Agreement.

11. This Agreement may not be altered, amended or revoked except by a written agreement signed by the Bank and Employee.

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12.  This Agreement shall be binding upon and shall inure to the benefit of any successor entity of the Bank.

13. Where appropriate in this Agreement, words used in the singular shall include the plural and words used on the masculine shall include the feminine.

14. This Agreement replaces and supercedes that certain agreement between the Bank and Employee dated June 12, 1997.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                                     AMERICAN NATIONAL BANK
                                     AND TRUST COMPANY


                                     BY:  /s/ Dabney T. P. Gilliam, Jr.
                                          --------------------------------------


                                     TITLE:  Senior Vice President
                                             -----------------------------------


                                     CHARLES H. MAJORS


                                     /s/ Charles H. Majors
                                     -------------------------------------------